SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported) May 2, 2005

Commission File	Registrant, State of Incorporation, Address of	I.R.S. employer
Number	Principal Executive Offices and Telephone	Identification
	Number	Number

1-8788	SIERRA PACIFIC RESOURCES	88-0198358
P.O. Box 10100 (6100 Neil Road)
Reno, Nevada 89520-0400 (89511)
(775) 834-4011

1-4698	NEVADA POWER COMPANY	88-0045330
6226 West Sahara Avenue
Las Vegas, Nevada 89146
(702) 367-5000

0-508	SIERRA PACIFIC POWER COMPANY	88-0044418
P.O. Box 10100 (6100 Neil Road)
Reno, Nevada 89520-0400 (89511)
(775) 834-4011

None

(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events
Item 9.01 Financial Statements and Exhibits
Signatures

Item 8.01. Other Events

     The 2005 Annual Meeting of the Stockholders of Sierra Pacific Resources was held on Monday, May 2, 2005.

     At the meeting, four members were elected to the Board of Directors to serve for terms expiring in 2008: Joseph B. Anderson, Jr., Krestine M. Corbin, Philip G. Satre, and Clyde T. Turner.

     The voting results were as follows:

	For	Withheld
Joseph B. Anderson, Jr.	95,271,773	6,135,259
Krestine M. Corbin	95,165,186	6,241,846
Philip G. Satre	95,230,229	6,176,803
Clyde T. Turner	88,313,941	13,093,091

     Also approved at the meeting was a shareholder proposal requesting the Board of Directors to redeem any active poison pill, unless such poison pill is approved by the affirmative vote of the holders of a majority of shares present and voting as a separate ballot item, to be held as soon as may be practicable.

     The voting results were as follows:

				Broker Non-
	For	Against	Abstain	Votes
Submission of Poison Pill to shareholder approval	52,800,821	24,709,726	1,345,506	22,550,979

Item 9.01. Financial Statements and Exhibits

(a)	Financial Statements of Businesses Acquired

Not required

(b)	Pro forma financial information

Not required

(c)	Exhibits

Not required

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrants have each duly caused this report to be signed on their behalf by the undersigned, thereunto duly authorized.

Sierra Pacific Resources (Registrant)
Date: May 6, 2005	By:	/s/ John E. Brown
John E. Brown
Controller

Nevada Power Company (Registrant)
Date: May 6, 2005	By:	/s/ John E. Brown
John E. Brown
Controller

Sierra Pacific Power Company (Registrant)
Date: May 6, 2005	By:	/s/ John E. Brown
John E. Brown
Controller